DISCONTINUED OPERATIONS	12 Months Ended
Dec. 31, 2012
Discontinued Operations And Disposal Groups [Abstract]
DISCONTINUED OPERATIONS

NOTE 7 – DISCONTINUED OPERATIONS

In August 2010, the Company sold its 100% interest in its subsidiary Compañía Minera Cerro Bayo Ltd. (“Minera Cerro Bayo”), which controlled the Cerro Bayo mine in southern Chile, to Mandalay Resources Corporation (“Mandalay”). Under the terms of the agreement, the Company received the following from Mandalay in exchange for all of the outstanding shares of Minera Cerro Bayo: (i) $6.0 million in cash; (ii) 17,857,143 common shares of Mandalay; (iii) 125,000 ounces of silver to be delivered in six equal quarterly installments commencing in the third quarter of 2011, which had an estimated fair value of $2.3 million; (iv) a 2.0% Net Smelter Royalty (NSR) on production from Minera Cerro Bayo in excess of a cumulative 50,000 ounces of gold and 5,000,000 ounces of silver, which had an estimated fair value of $5.4 million; and (v) existing value-added taxes collected from the Chilean government in excess of $3.5 million, which were valued at $3.5 million. As part of the transaction, Mandalay agreed to pay the next $6.0 million of reclamation costs associated with Minera Cerro Bayo’s nearby Furioso property. Any reclamation costs above that amount will be shared equally by Mandalay and the Company. As a result of the sale, the Company realized a loss in 2010 on the sale of approximately $2.1 million, net of income taxes.

The following table details selected financial information included in income (loss) from discontinued operations for the year ended December 31, 2010:

Year Ended December 31, 2010
Cerro Bayo Mine
Depreciation and depletion	(2,194)
Administrative and general	(18)
Care and maintenance and other	(2,351)
Other income and expense	(145)
Income tax expense	(1,321)

Income from discontinued operations, net of tax	(6,029)
Loss on sale of net assets of discontinued operations	(2,095)

$(8,124)